LAND USE RIGHTS (Tables)	12 Months Ended
Dec. 31, 2013
LAND USE RIGHTS [Abstract]
Schedule of Land Use Rights
	December 31,
	2013	2012

Cost of land use rights	$4,974,729	$4,884,596
Less: Accumulated amortization	(676,880)	(566,927)
Land use rights, net	$4,297,849	$4,317,669

Schedule of Future Amortization Expense
2014	$99,495
2015	99,495
2016	99,495
2017	99,495
2018	99,495
Thereafter	3,800,374
Total	$4,297,849